SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 13, 2009


                               ENTECH SOLAR, INC.
                               ------------------
               (Exact Name of Registrant as specified in charter)

     Delaware                        0-16936                    33-0123045
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(State or other jurisdiction       (Commission                (IRS Employer
   of incorporation)                File Number)            Identification No.)



       200 Ludlow Drive, Ewing Business Park, Ewing, New Jersey   08638
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       (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code:   609/ 818-0700


             ____________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE

     Today, Entech Solar, Inc. (the "Company"), issued a press release to disclose that the Company has entered into a research contract with Fraunhofer USA's Center for Sustainable Energy Systems. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1    Press Release dated March 13, 2009.

 ______________________________________________________________________________

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENTECH SOLAR, INC.


By:  /s/ Stephen A. Salvo
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     Stephen A. Salvo
     Secretary


Date:  March 13, 2009



EXHIBIT INDEX
-------------

99.1     Press release dated March 13, 2009

                                                               EXHIBIT 99.1


[ENTECH SOLAR, INC. LOGO - GRAPHIC OMITED]
------------------------------------------




                    ENTECH SOLAR ENTERS INTO AGREEMENT WITH
             FRAUNHOFER USA'S CENTER FOR SUSTAINABLE ENERGY SYSTEMS

FORT WORTH, TX - March 13, 2009 - Entech Solar (OTC BB: ENSL.OB), a leader in concentrating solar energy systems, announced today that it has entered into a research contract with Fraunhofer USA's Center for Sustainable Energy Systems
(CSE) to evaluate the feasibility of incorporating high-efficiency back-contact silicon solar cells into Entech's 20x concentrating solar systems.

Fraunhofer CSE will, in conjunction with the Fraunhofer Institute for Solar Energy Systems (ISE), simulate, design, and test prototype back-contact silicon solar cells with the goal of providing a cell with significantly greater efficiency than those Entech currently uses. Fraunhofer will also make recommendations related to the future mass production of such high-efficiency back-contact cells for use in Entech's products. Fraunhofer CSE will use its recently established solar development and test laboratory in Cambridge, Massachusetts, in conjunction with Fraunhofer ISE's facility in Freiburg, Germany - Europe's largest solar research facility.

"Our engagement with Fraunhofer demonstrates Entech's commitment to producing the most efficient, highest quality concentrating solar products available," said Frank Smith, CEO of Entech Solar. "This contract supports the Company's strategy of commercializing its existing concentrating solar modules as well as investing in next generation systems. We expect to realize significant performance improvement through this relationship."


ABOUT  ENTECH  SOLAR

Entech Solar is a leading provider of concentrating solar energy systems. Entech designs, manufactures and installs systems that provide both electricity and thermal energy for commercial and industrial applications. Entech uses its proprietary concentrating photovoltaic and thermal (CPVT) technology to deliver the ThermaVolt system, which produces cost-competitive distributed energy. For more information, please visit www.entechsolar.com.

ABOUT  THE  FRAUNHOFER  CENTER  FOR  SUSTAINABLE  ENERGY  SYSTEMS

The Fraunhofer Center for Sustinable Energy Systems (CSE) is one of Fraunhofer USA's six applied research laboratories. Fraunhofer USA, an American 501(c)3 non-profit research organization, operates labs in sustainable energy, biotechnology, computer security, manufacturing innovation, laser technology, and industrial coatings The CSE is dedicated to serving the research needs of the sustainable energy industry, helping both established industry players and newcomers alike to move clean energy technologies from the laboratory to the production line. The center, established with grants from the Massachusetts Technology Collaborative, National Grid and other private donors specializes in solar technologies, building efficiency technologies and systems, and energy device prototyping.

ENTECH SOLAR PRESS CONTACT:
Jessica Bloomgarden
jbloomgarden@entechsolar.com

ENTECH SOLAR INVESTOR RELATIONS CONTACT:
Chris Witty
(646) 438-9385
cwitty@darrowir.com